Exhibit 99.1

Wedbush Morgan Conference Phil Heasley, Chief Executive Officer May 21, 2008

2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

3 Topics • Business Overview • ACI-IBM alliance market opportunity • Financial Metrics

4 The Global Leader in Payment Solutions

5 Global Electronic Transactions (bn per year) 1999 2004 2009 World 117.4 209.8 384.2 Nafta 44.9 78.3 140.0 South America 3.8 12.5 24.7 Western Europe 50.2 74.8 111.9 Eastern Europe 3.8 9.7 25.8 Asia Pacific 12.9 31.1 74.8 Middle East/Africa 1.8 3.3 6.9 Electronic Transactions – Growth by Region 12.9% 12.3% 14.6% 8.4% 21.6% 19.2% 15.9% 12.3% 11.8% 26.7% 8.3% 20.5% 19.2% 13.2% 0% 5% 10% 15% 20% 25% 30% 2004 to 2009 1999 to 2004 Source: 2006 ACI Worldwide Payments Market Forecast conducted by Global Insights Vigorous growth rates in MidEast/Africa Healthy volumes, healthy growth rates in Eastern and Western Europe ACI Worldwide Payments Market Forecast

6 Market Needs • Productivity and efficiency – Convergence of payment system silos – Reduced complexity – Cost elimination • Enhancement of services – New channels (e.g., mobile payments) – Chip technology – High-availability attributes • Comprehensive solutions in lieu of products • Integrated/enterprise risk management – Part of the solution (less distinct or separate) • Payments data – Becoming more valuable than the execution of the payment – Data driven decisioning • Payments product Innovation – New forms of revenue – New types of interactions with customers – e.g., B2B payments

7 ACI is the Clear Gold Standard for Payments Top 500 Banks – Retail Payment Hubs 25% Outsource 41% Software Vendors 34% In-house Developed ACI • Plus 47 of the top 500 banks running ACI Proactive Risk Manager for fraud detection • Plus 14 of the top 25 U.S. banks running the ACI Money Transfer System • Plus 14 of the top 25 U.S. banks using ACI Enterprise Banker for online banking • Plus 9 of the top 25 global retailers, and 32 of the top 100 U.S. retailers 24% S1 (Mosaic) Fidelity (eFunds, Oasis) Other (17%) Global Payments, FDC, Fiserv, Metavante, NETS, CEKAB Source: ACI 2006 Global Market Forecast, Accuity Replacing Home Grown Systems Competitive Knockouts ACI On-Demand

8 ACI has customers in 88 countries Strategic Centers Regional Sales Office Distributors/Sales Agents Country with ACI customers Americas 1284 Employees 428 Customers 18 Countries Asia/Pacific 296 Employees 159 Customers 14 Countries EMEA 615 Employees 236 Customers 56 Countries

9 ACI Product History 1975 1982 1985 1990 1995 2000 2005 2008 BASE24-atm TRANS24 Payments Manager ICE Smart Chip Manager Proactive Risk Manager OCM24 MTS ASx Trade Finance Enterprise Banker ON/2 OpeN/2 Retail Banking Wholesale Banking Risk Management Tools & Infrastructure BASE24-eps Network Express ASSET BASE24-pos Automated Case Management WebGate Enterprise Enrollments

10 ACI Solutions Today • Common services – Message processing – Work flow processing – Service bus and registry – Foundation services • Reporting • Application management • Operational services – Audit and event management – System command and control • Database services – Information management – Data models and metadata definition

11 ACI Future Solution - Enterprise Payments Solution (EPS) • SOA based solution and architecture • Convergence of Wholesale, Retail and Risk Management Payment services • Long-term vision for ACI and ACI customers • Evolution and risk management will be the key tenets of deployment

12 ACI Customers by Geography/Product Q1 2008 Product Customers Payment Engines Retail Banking Wholesale Banking Banking United States 64 93 24 45 56 1 Canada/Latin America 55 2 21 11 33 0 EMEA 144 6 65 57 91 3 Asia/Pacific 82 14 27 28 72 1 Retail United States 60 0 2 3 23 0 Canada/Latin America 22 0 0 1 4 0 EMEA 7 0 0 0 3 0 Asia/Pacific 4 0 0 0 1 0 Other Industries United States 5 0 0 2 55 1 Canada/Latin America 6 0 1 2 8 0 EMEA 10 0 4 5 26 1 Asia/Pacific 3 0 0 2 17 0 Worldwide Total United States 129 93 26 50 134 2 Canada/Latin America 83 2 22 14 45 0 EMEA 161 6 69 62 120 4 Asia/Pacific 89 14 27 30 90 1 TOTAL 462 115 144 156 389 7 Risk Mgmt. Payments Mgmt. Application Infrastructure Services- Only Customers

13 Serving the Largest Banks in the World

14 0 50 100 150 200 250 300 350 400 450 Customers Finance Retail Processors Other ACI has 808 customers across segments and solutions 0 50 100 150 200 250 300 350 400 450 500 Customers Retail Payment Engines Wholesale Payment Engines/EB Risk Mgt • ACI customers use an average of 2.7 products • ACI has ~2,200 products deployed across its systems ACI has a diversified customer base but clearly strongest in banking Significant cross-selling opportunity As of 12/31/07 ellipse

15 EMEA – Three Discrete Sectors • Developed market – EU + Norway, Switzerland – Established (debit) card market – Established wholesale payment infrastructure • Emerging market – Eastern Europe, Middle East, Russia, North Africa – Rapidly growing volumes – Less established wholesale payment systems • Underdeveloped markets – Sub-Saharan Africa, Pakistan, ex-CIS – Infrastructure development – NGO funding (e.g., World Bank)

16 Single Euro Payment Area (SEPA) • SEPA spend by Europe's banks to top EUR8 billion • The top 100 banks in Europe are projected to spend more than EUR3 billion to comply with EU requirements for a SEPA, according to a survey conducted by Accenture. Researchers questioned 47 senior payments experts from major banks across Europe, including 12 of the 26 interbank processors, 26 of the largest 100 banks and five of the largest commercial processors. • It is forecast that there will be only be 6-8 processors in 2011 because of M&A • The ACI Money Transfer System is SEPA ready SEPA will be complete by 2011 for cards, direct debits and credit transfers

17 The Asian Market Opportunity • China: “One country, two systems” – 30,000 banks – Fragmented and regionalized payment system – Chinese National Advanced Payment System or “CNAPS” – China Union Pay or “CUP” – SAR of Hong Kong – Bank consolidation and internationalization • India – Strong focus on growing retail payments and cards – Reserve Bank of India regulation – Talent war is fierce – Emerging SME corporate opportunity

18 Emerging Latin America • 21 countries, 535 million people, 60% unbanked • ATM penetration rates at 1/6 to 1/2 of U.S. • POS penetration rates at 1/30 to 1/10 of U.S. • Faster growth in electronic payments forecast Key opportunities: o Economic growth o Shift to electronic payments o Age of legacy technology o Increasing fraud risk Significant growth opportunities await ACI in Latin America 17 40 3

IBM Alliance

20 Alliance Overview • ACI enhancing its wholesale and retail payment solutions to take full advantage of IBM hardware, software and services • ACI and IBM dedicating a worldwide team of sales and technical specialists to sell combined solutions on System z • The formation of a "migration factory" to streamline delivery and mitigate project risk • IBM data centers to host ACI’s payments software on-demand • IBM acquires warrants • IBM provides sales incentives and development funding

21 What this Means to ACI • Accelerates and strengthens ACI's strategy to deliver optimized end-to-end payments solutions – System z provides an ideal platform for the realization of our IT consolidation / payments convergence strategy – Proximity to core systems will enable more robust, efficient integration – Industry leading middleware offerings from a single vendor – Combined innovations create unique opportunities to differentiate • Significantly expands ACI's addressable market for payments solutions – Access to in-house developed systems – IBM can help penetrate historically difficult markets

22 How Customers Benefit • Comprehensive payments solution that reduces cost and complexity – Eliminates redundant payment services and data – Pre-packaged integration relieves the customer’s burden of integrating point solutions – Leverages existing operating environment – Reduces power consumption and maintenance costs through server consolidation • Migration support to "de-risk" adoption, including trained staff and IT tools

ACI and IBM System z Market Coverage



Top 2000 Banks Worldwide
- 164 Mega Banks (>$100BB)
- 361 Large Banks (>$25BB)
- 506 Medium Banks (>$10BB)
- 969 "Small" Banks (>$3BB)



Mega
Large
Medium
Small
Banks Running ACI Payment Engines on System z

Banks Running IBM System z

Banks Running Payment Engines on IBM System z

Banks Running ACI Payment Engines (Retail and Wholesale)

23

24 IBM Alliance Performance YTD • Deals – Signed Kasikorn bank on System p – A very large deal was signed with Sermepa, a large national switch in Spain. • selected BASE24-eps on System z, signed in May and will be recognized as Q2 sale • Sales Operations – Completed joint account planning for Priority 1 accounts – Completed joint sales training for IBM and ACI sales teams – ACI is deploying Salesforce.com and fine tuning sales process – Delivered the “Sunset” message to all payment engine customers • Scrubbing the sales pipeline – Performed joint account reviews in 37 countries to prioritize targets – Executive calling plan created for “Top 50” Alliance targets – Several large System z deals in the FY08 pipeline

Financials Scott Behrens, Principal Financial Officer

26 The business is characterized by growing backlog and OFCF Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Sales 125,480 85,220 91,052 131,539 63,813 Revenue 89,948 98,109 84,872 101,282 92,591 60 Mo. Backlog 1,276,677 1,303,970 1,341,392 1,380,102 1,397,187 Rev-Log 34,447 40,637 34,064 46,702 19,729 OFCF 18,283 11,790 1,610 21,117 45,303 Revenue by Channel: Americas 52,638 52,253 43,753 49,618 44,014 EMEA 28,743 36,548 30,927 43,094 37,308 Asia Pacific 8,568 9,308 10,192 8,571 11,269 Total Revenue 89,948 98,109 84,872 101,282 92,591

27 EBITDA (Adj.) & OFCF Trending ~ MM Guidance Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Net cash flows from operating activities $16.3 $11.0 ($1.5) $12.1 $46.5 Less Capital Expenditures 1.4 1.2 1.3 3.9 2.6 Plus IBM Proceeds -- -- -- 9.3 0.3 OFCF (post Capex & IBM) 14.9 9.8 (2.8) 17.5 44.2 Non-Recurring Items (Net of Tax) Stock Options 2.7 2.0 3.7 -- -- Restructuring & Emp. Related 0.7 -- -- 2.7 0.5 Watford Facility Lease Termination -- -- -- -- 0.6 Corporate Jet Lease Termination -- -- -- 0.8 -- P&H Distribution -- -- 0.7 -- -- Total Non-Recurring Items 3.4 2.0 4.4 3.5 1.1 Operating Free Cash Flow $18.3 $11.8 $1.6 $21.0 $45.3 EBITDA $5.0 $8.6 ($3.9) $7.7 $4.7 Non-Recurring Items Stock Options 5.9 4.7 (1.5) -- -- Restructuring & Emp. Related -- 1.6 3.2 0.7 -- Corporate Jet Lease Termination -- -- -- 1.3 -- IBM Prof. Fees -- -- -- 0.5 -- LTIP Reversal -- -- -- (2.1) -- Class Action Settlement -- -- -- -- -- Total Non-Recurring Items 5.9 6.3 1.7 0.4 -- Non-Cash Compensation 1.7 1.4 2.7 2.1 2.6 EBITDA Adjusted $12.6 $16.3 $0.5 $10.2 $7.3 EBITDA (Adj.) - OFCF Trending 16.3 0.5 10.2 7.3 12.6 11.8 18.3 1.6 21.0 45.3 0 5 10 15 20 25 30 35 40 45 50 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 $'s in Millions EBITDA (Adj.) OFCF

28 Base24 EPS “Large” Customer Renewal Typical Renewal Business Model (MLF) 1 2 3 4 5 “Enhanced Support” or “Normal Maintenance” % Effort Years Capacity Event Capacity Event % Revenue % OFCF Post Go-Live Opportunities: • Additional Functionality • Additional Capacity • Additional Services • Upgrade / Migration Services % $’s or Hours

29 Backlog is a Significant Contributor to current period Revenue • Shift in product mix combined with higher recurring revenue as well as decreased sales of short term products led to greater reliance on backlog in Q1 2008 – Fewer Application Services (tools) sales – those products mature into current period GAAP revenue faster than other sales – Shift is consistent with our aim to sell multi-product application solutions – Slowing sales also reflected outreach to customers who are ‘in pipeline’ to inform them of the benefits of the IBM alliance Qtr. Ended March 2008 Qtr. Ended March 2007 % Growth / Decline Revenue from Backlog 82,810 71,470 16% Revenue from Sales 9,781 18,478 -47% Total Revenue 92,591 89,948 3% % from Backlog 89% 77% % from Sales 11% 20%

30 Deferred Revenue Metrics & Trending In $ Thousands 15,000 30,000 45,000 60,000 75,000 90,000 105,000 120,000 135,000 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Revenue Total Deferred Revenue (ST) Total Deferred Revenue (LT) Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Revenue 89,948 98,109 84,872 101,282 92,591 Total Deferred Revenue (ST) 96,402 97,105 97,042 115,519 135,398 Total Deferred Revenue (LT) 25,343 25,742 30,280 27,253 20,258 Accounts Recievable 75,068 73,226 70,384 87,932 88,203

31 Implementation Project Life Cycle Project Scoping 1 2 3 4 5 Years Detail Design High Level Design Development Integration / System Testing ~ 3 Months Implementation / User Acceptance Testing 2 4 6 8 10 Go Live! Deliver “Vanilla” System 90 Days Warranty “Enhanced Support” or “Normal Maintenance” Base24 EPS “Large” Customer Implementation Capacity Event Capacity Event % of Effort Months % Revenue % OFCF Typical New Customer or Application Business Model (MLF) Post Go-Live Opportunities: • Additional Functionality • Additional Capacity • Additional Services • Upgrade / Migration Services % $’s or Hours

32 P&L Product Margin Trending Software - Maintenance & Services Margins (4pt SMA) 50% 55% 60% 65% 70% 75% 80% 85% 90% Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Software margin Maintenance & Service margin Software margin (SMA) Maintenance & Service margin (SMA)

33 P&L Margin Trending *G&A Adjusted to exclude Amortization of Acquisition Intangibles + Non-Recurring Items Percentage of Total Revenue (4pt Simple Moving Average) 10% 12% 14% 16% 18% 20% 22% Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Research & Development Selling & Marketing General & Administrative*

34 Historical Acquisition Expenditures Name Time Enterprise Value Geography Rationale S2 Systems Jul '05 $37 U.S., EMEA, AP • Payments software • Consolidation Electronic Payment Systems AG May '06 30 Germany, Romania • Payments software • Germanic market • Offshore development P&H Solutions Aug '06 150 U.S. • Web-based enterprise business banking software • On-Demand delivery model Visual Web Feb '07 8 AP, India • Web-based cash mgmt. software for AP • Trade finance software • Offshore development Stratasoft Apr '07 3 Malaysia • Direct distribution • Services capabilities (dollars in millions)

35 Non-GAAP Financial Measures • This presentation includes operating free cash flow and backlog estimates. ACI is presenting these non-GAAP guidance measures to provide more transparency to its earnings, focusing on operations before selected noncash items, operating free cash flow and backlog. • ACI is presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We define operating free cash flow as net cash provided (used) by operating activities, excluding cash payments associated with the cash settlement of stock options, cash payments associated with one-time employee related actions, less capital expenditures, plus or minus net proceeds from IBM. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

36 Non-GAAP Financial Measures • ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. • Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. • License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. • Non-recurring license arrangements are assumed to renew as recurring revenue streams. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. • Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. • Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. • The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

37 Non-GAAP Financial Measures • This presentation includes non-GAAP information: EBITDA and EBITDA Adjusted. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA Adjusted is EBITDA less non-recurring items that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA Adjusted are considered non-GAAP measures as defined by SEC Regulation G. The Company has used EBITDA and EBITDA Adjusted in this presentation for illustrative purposes in comparison with Operating Free Cash Flow which we utilize as a further indicator of operating performance and for planning investing activities Because EBITDA and EBITDA Adjusted exclude some, but not all, items that affect net income and the definition of EBITDA may vary among other companies, the EBITDA measure presented by the Company may not be calculated and presented in accordance with GAAP. $ 4,683 $ 7,738 $ (3,946) $ 8,622 $ 4,956 EBITDA 5,385 5,220 5,270 5,273 5,082 Depreciation and amortization 1,985 3,908 (1,514) 5,581 (295) Tax expense (benefit) 773 626 913 491 583 Interest income (expense), net Plus: $ (3,460) $ (2,016) $ (8,615) $ (2,723) $ (414) Net loss CY08 CY07 CY07 CY07 CY07 Q1 Q4 Q3 Q2 Q1 Reconciliation of EBITDA ($ millions)

38 Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates”, “looks forward to,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: • Our ability to capitalize on market forecasts related to growth in electronic transactions throughout the world and in specific regions and to address market needs in the areas of productivity and efficiency, services enhancements, integrated/enterprise risk management, payments data, payments product innovation and comprehensive solutions; • Our ability to retain existing customers, capitalize cross-selling opportunities and successfully market new product strategies and solutions to existing and new customers; • Our ability to effectively develop key product strategies including, our strategy related to an Enterprise Payments Solution and our ability to capitalization on country or regional specific opportunities/market drivers, including SEPA; • Expectations related to project growth and market opportunities in various geographies, including our ability to penetrate emerging and underdeveloped market segments in EMEA and Latin America and the Chinese and Indian markets within Asia Pacific; and • Expected impacts and benefits of the IBM Alliance, including the following: – Enhancement of our wholesale and retail payment solutions to take full advantage of IBM hardware, software and services, – Dedication by us and IBM of a worldwide team of sales and technical specialists to sell combined solutions, – Formulation of a migration strategy to streamline delivery and mitigate project risk and our ability to market our migration strategy to customers, – Our ability to meet the requirements necessary for receipt and recognition of IBM sales incentives and development funding, – Acceleration and strengthening of our strategy to deliver optimized end-to-end payments solutions, including the ability of system z to provide a platform for the realization of our IT consolidation/payments convergence strategy and our ability to provide more robust and efficient integration, – Expansion of our addressable market for payment solutions and our ability to penetrate new markets including accessing in-house developed systems, – Our ability to achieve success related to the sales pipeline for IBM Alliance customer prospects, “Top 50” Alliance targets and other joint marketing efforts, – Expectations relating to the IBM outsourcing relationship, including the ability to achieve the expected operating cost savings and capital expenditure reductions and our ability to leverage IBM data centers for our on demand products;, and – Expectations relating to the impact, if any, of the maturity announcement for our legacy retail payment products. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our Form 10-K filed on January 30, 2008, our Form 10-Q filed on February 19, 2008, both as amended by our Form 10-K/A and Form 10-Q/A, respectively, filed on March 4, 2008, and our Form 10-Q filed on May 9, 2008, and specifically the sections entitled “Factors That May Affect Our Future Results or the Market Pr ice of Our Common Stock.”

39 Forward Looking Statements The risks identified in our filings with the Securities and Exchange Commission include: • Risks associated with the restatement of our financial statements; • Risks associated with our performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; • Risks associated with our ability to successfully and effectively compete in a highly competitive and rapidly changing industry; • Risks inherent in making an estimate of our backlogs which may not be accurate and may not generate the predicted revenue; • Risks associated with tax positions taken by us which require substantial judgment and with which taxing authorities may not agree; • Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and our revenues in the future; • Risks associated with our stock price which may be volatile; • Risks associated with conducting international operations; • Risks regarding one of our most strategic products, BASE24-eps, which may prove to be unsuccessful in the marketplace; • Risks associated with our future profitability which depends on demand for our products; lower demand in the future could adversely affect our business; • Risks associated with the complexity of our software products and the risk that our software products may contain undetected errors or other defects which could damage our reputation with customers, decrease profitability, and expose us to liability; • Risks associated with the IBM alliance, including our and/or IBM’s ability to perform under the terms of that alliance and customer receptiveness to the alliance • Risks associated with future acquisitions and investments which could materially adversely affect us; • Risks associated with our ability to protect our intellectual property and technology and that we may be subject to increasing litigation over our intellectual property rights; • Risks associated with litigation that could materially adversely affect our business financial condition and/or results of operations; • Risks associated with our offshore software development activities which may be unsuccessful and may put our intellectual property at risk; • Risks associated with security breaches or computer viruses which could disrupt delivery of services and damage our reputation; • Risks associated with our ability to comply with governmental regulations and industry standards to which are customers are subject which may result in a loss of customers or decreased revenue; • Risks associated with our ability to comply with privacy regulations imposed on providers of services to financial institutions; • Risks associated with system failures which could delay the provision of products and services and damage our reputation with our customers; • Risks associated with our restructuring plan which may not achieve expected efficiencies; • Risks associated with material weaknesses in our internal control over financial reporting; • Risks associated with the impact of economic changes on our customers in the banking and financial services industries including the current mortgage crisis which could reduce the demand for our products and services; • Risks associated with the our recent outsourcing agreement with IBM which may not achieve the level of savings that we anticipate and involves many changes in systems and personnel which increases operational and control risk during transition, including, without limitation, the risks described in our Current report on Form 8-K filed March 19, 2008; and • Risks associated with our announcement of the maturity of certain legacy retail payment products which may result in decreased customer investment in our products and our strategy to migrate customers to our next generation products may be unsuccessful which may adverse impact our business and financial condition

[LOGO] EVERY SECOND. EVERY DAY.